Exhibit 99.4

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	SAFETY TECH INTERNATIONAL, INC.	Date Filed:	09/18/2009

Case Number:	09-15684	SIC Code:	339900

Month (or portion) covered by this report:	August 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel	Sept. 17, 2009
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Treasurer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☒	☐	☐

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒	☐

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☒	☐

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☒

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐	☐

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐	☐

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒	☐

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☒	☐	☐

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☒	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒	☐

Exhibit 5

09-15684

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐	☐

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒	☐

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐	☐

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?	☐	☒	☐

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet.]

TOTAL INCOME	$535,352.47

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register.]

TOTAL EXPENSES	-$	506,280.03

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)		$535,352.47

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)	-$	506,280.03

(Subtract The Total from Exhibit C from the Total of Exhibit B) CASH PROFIT FOR THE MONTH		$29,072.44

Exhibit 5

09-15684

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$48,632.97

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$502,231.09

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	66

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	19

PROFESSIONAL FEES ***

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$0.00

*** Fees reported in the Monthly Operating Report of TVI Corporation, Case No. 09-15677

Exhibit 5

09-15684

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH (TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

Exhibit 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
Case No. 09-15684
SAFETY TECH INTERNATIONAL, INC.
MONTHLY OPERATING REPORT
Debtor(s)	CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month August 1, 2009 to August 31, 2009
(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	$381,621.45
Total Disbursements from Payroll Account	(Note 2)	+ $	$10,718.95
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	$0.00
Total Disbursements from other Account	(Note 4)	+ $	$0.00
Grand Total Disbursements from all accounts		= $	$392,340.40

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of August 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$41,311	$—	$—	$—	$41,311
Accounts receivable - trade, net	1,140,176	487,245	362,595	—	1,990,016
Inventories, net	1,963,432	1,835,731	—	—	3,799,163
Income taxes receivable *	—	—	—	—	—
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	681,389	329,134	53,964	—	1,064,487
Total current assets	3,826,308	2,652,110	2,658,559	—	9,136,977

PROPERTY, PLANT AND EQUIPMENT, NET	278,140	5,440,263	—	—	5,718,402

OTHER ASSETS
Intangible assets, net	213,077	31,460	—	—	244,537
Receivable from subsidiary	6,014,877	—	—	—	6,014,877
Other	47,971	—	—	—	47,971
Total other assets	6,275,925	31,460	—	—	6,307,385

TOTAL ASSETS	$10,380,373	$8,123,832	$2,658,559	$—	$21,162,764

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
DIP Line of credit	$10,079,477	$—	$—	$—	$10,079,477
Accounts payable	1,727,649	1,201,672	1,552,148	—	4,481,469
Accrued expenses	1,365,236	476,339	891,425	—	2,733,000
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,060,827	48,280	—	—	17,109,106
Total current liabilities	30,233,189	1,799,055	2,443,573	—	34,475,816

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	243,862	—	—	243,862
Payable to parent company	—	5,799,891	214,986	—	6,014,877
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes *	—	281,024	—	—	281,024
Total long-term liabilities	106,200	6,324,777	214,986	—	6,645,963

TOTAL LIABILITIES	30,339,389	8,123,833	2,658,559	—	41,121,780

STOCKHOLDERS’ DEFICIT

Preferred stock - $1.00 par value	—	—	—	—	—
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Accumulated deficit	(47,263,182)	—	—	—	(47,263,182)
TOTAL STOCKHOLDERS’ DEFICIT	(19,959,016)	—	—	—	(19,959,016)

TOTAL LIABILITIES AND DEFICIT	$10,380,373	$8,123,833	$2,658,559	$—	$21,162,764

*       Income taxes are pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended August 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL

NET REVENUE	$337,799	$447,676	$73,412	$—	$858,887

COST OF REVENUE	216,582	366,482	14,774	—	597,838

GROSS PROFIT	121,217	81,194	58,638	—	261,049

OPERATING EXPENSES
Selling, general and administrative expenses	265,829	259,158	217,707	—	742,694
Research and development expenses	41,374	47,398	—	—	88,773

Total operating expenses	307,204	306,556	217,707	—	831,467

OPERATING INCOME/(LOSS)	(185,987)	(225,362)	(159,069)	—	(570,418)

INTEREST AND OTHER (EXPENSE), NET	(120,286)	3	—	—	(120,283)
FORGIVENESS OF DEBT	13,620	11,051	—	—	24,671

INCOME/(LOSS) BEFORE INCOME TAXES	(292,653)	(214,308)	(159,069)	—	(666,030)

INCOME TAX (EXPENSE)/BENEFIT *	—	—	—	—	—

NET INCOME/(LOSS)	$(292,653)	$(214,308)	$(159,069)	$—	$(666,030)

*      Income tax (expense) benefit is pending.

Safety Tech International, Inc.

Case No. 09-15684

Exhibit B - Cash Receipts

August 1, 2009 through August 31, 2009

Deposit Date	Payor	Description	Amount

8/3/2009	Chargin Safety Supply, Inc.	Receivables Payment	$210.00
8/3/2009	Jackson Safety	Receivables Payment	7,107.70
8/3/2009	Tyco/Scott Health and Safety	Receivables Payment	2,845.49
8/3/2009	Duke University Account	Receivables Payment	734.96
8/3/2009	Draeger Safety, Inc.	Receivables Payment	548.00
8/3/2009	Nana Pacific, LLC	Receivables Payment	25.50
8/4/2009	AirBoss- Defense	Receivables Payment	1,318.71
8/7/2009	Aramsco, Inc.	Receivables Payment	7,004.85
8/7/2009	Seattle Tarp Company	Receivables Payment	11,799.84
8/7/2009	United Industry Inc.	Receivables Payment	43.00
8/7/2009	Federal Resources Supply Company	Receivables Payment	13,597.35
8/7/2009	Unicorn International	Receivables Payment	41,314.46
8/10/2009	Aramsco, Inc.	Receivables Payment	399.75
8/10/2009	Jackson Safety	Receivables Payment	7,693.74
8/10/2009	MSA	Receivables Payment	33,417.25
8/10/2009	Tyco/Scott Health and Safety	Receivables Payment	2,968.24
8/10/2009	SAIC ABINGDON	Receivables Payment	1,000.00
8/11/2009	RubyStone Enterprises	Receivables Payment	297.71
8/11/2009	Cooley Dickinson Hospital	Receivables Payment	10,841.85
8/12/2009	DFAS BVDP (SL4701)	Receivables Payment	699.76
8/13/2009	Offutt Air Force Base	Receivables Payment	293.73
8/13/2009	EMS Innovations, Inc.	Receivables Payment	345.87
8/13/2009	Duke University	Receivables Payment	1,189.29
8/13/2009	CSTJ Enterprises, Inc.	Receivables Payment	628.39
8/14/2009	Avox Systems	Receivables Payment	3,049.47
8/17/2009	RohmHaas / James Fox	Receivables Payment	900.47
8/17/2009	Glendale Industrial Supply, Co.	Receivables Payment	1,906.72
8/17/2009	Washington Army National Guard	Receivables Payment	2,911.94
8/17/2009	Jackson Safety	Receivables Payment	1,100.00
8/17/2009	Avon Protection Systems, Inc.	Receivables Payment	133.89
8/17/2009	Tyco/Scott Health and Safety	Receivables Payment	117.69
8/18/2009	Bullard	Receivables Payment	27,888.40
8/21/2009	CSTA, USAR NORTH	Receivables Payment	5,950.89
8/21/2009	D Wheatley Enterprises, Inc	Receivables Payment	54.26
8/21/2009	DFAS Columbus Center	Receivables Payment	304,899.65
8/24/2009	Jeremy Sweney	Receivables Payment	177.46
8/24/2009	Avon - ISI	Receivables Payment	8,023.75
8/24/2009	Jackson Safety	Receivables Payment	2,178.00
8/24/2009	Fisher Scientific	Receivables Payment	4,795.99
8/25/2009	Nana Pacific, LLC	Receivables Payment	11,307.75
8/26/2009	Aramsco, Inc.	Receivables Payment	263.20
8/31/2009	Ancom Systems, Inc.	Receivables Payment	8,590.00
8/31/2009	Draeger Safety	Receivables Payment	1,899.26
8/31/2009	Duke University Account	Receivables Payment	818.96
8/31/2009	Tyco/Scott Health and Safety	Receivables Payment	2,059.28

	Totals		$535,352.47

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

August 1, 2009 through August 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

08/03/09	Memar Corporation	TRADE VENDOR	$28,783.30
08/03/09	ESTES EXPRESS LINES INC.	TRADE VENDOR	317.43	(1)
08/03/09	GRAPHCOM INC.	JOB SUPPLIES	428.80	(1)
08/03/09	STAPLES DIRECT	JOB SUPPLIES	69.90	(1)
08/03/09	TELEDYNE HASTINGS INSTRUMENTS	JOB SUPPLIES	(362.03	)(1)
08/04/09	DHL Global Fowarding	TRADE VENDOR	769.08
08/04/09	NEWARK US	JOB SUPPLIES	1,340.79	(1)
08/04/09	SHEETZ	FUEL	66.54	(1)
08/04/09	ULINE	SHIPPING SUPPLIES	66.49	(1)
08/04/09	ULINE	SHIPPING SUPPLIES	126.26	(1)
08/05/09	MCMASTER-CARR	TRADE VENDOR	147.50	(1)
08/06/09	Cintas Corp. #387	TRADE VENDOR	246.48
08/06/09	Old Farm HOA	TRADE VENDOR	145.00
08/06/09	TelCove Operations	TRADE VENDOR	384.71
08/06/09	TriMech - Columbia MD Office	TRADE VENDOR	1,372.70
08/06/09	United Parcel Service-Philadelphia	TRADE VENDOR	1,128.51
08/06/09	Washington Gas	UTILITY	107.11
08/06/09	World Class Packaging	TRADE VENDOR	1,384.98
08/06/09	BEEF O BRADY’S	TRAVEL EXPENSE	19.94	(1)
08/06/09	BEEF O BRADY’S	TRAVEL EXPENSE	24.21	(1)
08/06/09	MCMASTER-CARR	TRADE VENDOR	784.00	(1)
08/06/09	ULINE	SHIPPING SUPPLIES	126.26	(1)
08/07/09	Electronic Design and Manufacturing	TRADE VENDOR	2,151.29	(3)
08/07/09	Tessy Plastics	TRADE VENDOR	5,879.90	(3)
08/07/09	DHL Global Forwarding	TRADE VENDOR	275.00
08/07/09	ALLIED ELECTRONICS INC.	JOB SUPPLIES	1,682.34	(1)
08/07/09	DIGI KEY CORP	JOB SUPPLIES	1,741.77	(1)
08/07/09	MCMASTER-CARR	TRADE VENDOR	437.75	(1)
08/07/09	NEWARK US	JOB SUPPLIES	483.75	(1)
08/07/09	RUBY TUESDAY	TRAVEL EXPENSE	29.66	(1)
08/07/09	ADP	ADP FEES	350.52
08/08/09	MOUSER ELECTRONICS	JOB SUPPLIES	2,682.36	(1)
08/08/09	NEWARK US	JOB SUPPLIES	323.48	(1)
08/08/09	NEWARK US	JOB SUPPLIES	1,184.22	(1)
08/10/09	GRAPHCOM INC.	JOB SUPPLIES	1,968.89	(1)
08/10/09	POLSTEINS HARDWARE	JOB SUPPLIES	184.04	(1)
08/10/09	LOWES	TRADE VENDOR	87.13	(1)
08/10/09	SHEETZ	FUEL	42.77	(1)
08/10/09	AMERICAN FUNDS	401K	3,616.55
08/11/09	Way Out West	TRADE VENDOR	41,400.00
08/11/09	ALLIED ELECTRONICS INC.	JOB SUPPLIES	955.70	(1)
08/11/09	FOTRONIC TEST EQUIPMENT	JOB SUPPLIES	12.69	(1)
08/11/09	MOUSER ELECTRONICS	JOB SUPPLIES	137.41	(1)
08/11/09	STAPLES DIRECT	JOB SUPPLIES	254.20	(1)
08/11/09	ADP	NET PAYROLL	32,916.53	(2)
08/12/09	ESTES EXPRESS LINES INC.	TRADE VENDOR	718.92	(1)
08/12/09	SHEETZ	FUEL	56.74	(1)
08/12/09	ULINE	SHIPPING SUPPLIES	47.93	(1)
08/12/09	WAL-MART	OFFICE SUPPLIES	61.52	(1)
08/12/09	ADP	NET PAYROLL TAXES	16,513.59	(2)
08/13/09	Electronic Design and Manufacturing	TRADE VENDOR	3,733.06
08/13/09	Estes Express Line	TRADE VENDOR	45.86
08/13/09	Ingersoll-Rand Company	TRADE VENDOR	1,071.00
08/13/09	Landstar Ranger, Inc.	TRADE VENDOR	868.18
08/13/09	Phoenix Rope and Cordage Co.	TRADE VENDOR	1,400.00
08/13/09	TelCove Operations	TRADE VENDOR	344.25
08/13/09	Maxon Precision Motors	TRADE VENDOR	16,650.00
08/13/09	ALLIED ELECTRONICS INC.	JOB SUPPLIES	1,359.86	(1)

1

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

August 1, 2009 through August 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

08/13/09	BEEF O BRADY’S	TRAVEL EXPENSE	21.73	(1)
08/13/09	BEEF O BRADY’S	TRAVEL EXPENSE	32.05	(1)
08/13/09	AMERICAN EXPRESS	MERCHANT FEE	15.37
08/13/09	ADP	NET PAYROLL CHECKS	926.12
08/13/09	ADP	NET PAYROLL CHECKS	75.68	(2)
08/13/09	ADP	NET PAYROLL CHECKS	2,000.00	(2)
08/14/09	BEEF O BRADY’S	TRAVEL EXPENSE	22.15	(1)
08/14/09	FASTENAL	JOB SUPPLIES	687.37	(1)
08/14/09	AMERICAN FUNDS	401K	2,665.40
08/15/09	BEEF O BRADY’S	TRAVEL EXPENSE	35.98	(1)
08/15/09	SHEETZ	FUEL	61.34	(1)
08/17/09	MCMASTER-CARR	TRADE VENDOR	14.45	(1)
08/17/09	BB&T MERCHANT SERVICES	MERCHANT FEE	157.32
08/17/09	BB&T MERCHANT SERVICES	MERCHANT FEE	20.00
08/18/09	Office of the U.S. Trustee	FEE	650.00
08/18/09	Cell-Con, Inc.	TRADE VENDOR	25,552.60
08/18/09	MCMASTER-CARR	TRADE VENDOR	43.47	(1)
08/18/09	NEWARK US	JOB SUPPLIES	485.22	(1)
08/18/09	STAPLES DIRECT	JOB SUPPLIES	382.54	(1)
08/19/09	Cell-Con, Inc.	TRADE VENDOR	13,500.00
08/19/09	BEEF O BRADY’S	TRAVEL EXPENSE	20.73	(1)
08/19/09	EXXONMOBIL	FUEL	60.97	(1)
08/19/09	MCMASTER-CARR	TRADE VENDOR	68.70	(1)
08/19/09	VOCELLIS PIZZA	TRAVEL EXPENSE	41.77	(1)
08/20/09	Allegheny Power	UTILITY	2,585.50
08/20/09	Bowman Sales & Equipment, Inc.	TRADE VENDOR	95.40
08/20/09	DHL Global Forwarding	TRADE VENDOR	200.00
08/20/09	FEDEX	TRADE VENDOR	200.85
08/20/09	Landstar Ranger, Inc.	TRADE VENDOR	889.10
08/20/09	NIOSH	TRADE VENDOR	450.00
08/20/09	Royal Case Co., Inc.	TRADE VENDOR	6,915.00
08/20/09	United Parcel Service-Philadelphia	TRADE VENDOR	400.73
08/20/09	GMAC	AUTO EXPENSE	580.40
08/20/09	GMAC	AUTO EXPENSE	1,234.23
08/20/09	Camelbak Products LLC	TRADE VENDOR	460.99
08/20/09	Scott Health & Safety	TRADE VENDOR	5,181.79
08/21/09	Cell-Con, Inc.	TRADE VENDOR	36,018.50
08/21/09	DIGI KEY CORP	JOB SUPPLIES	601.46	(1)
08/21/09	BB&T BANK	BANK FEES	146.32
08/21/09	BB&T BANK	BANK FEES	143.24
08/21/09	ADP	ADP FEES	457.31
08/21/09	CBIZ	FLEX SPENDING	187.00
08/21/09	BB&T BANK	BANK FEES	504.78
08/24/09	Saft America, Inc.	TRADE VENDOR	41,580.00
08/24/09	ESTES EXPRESS LINES INC.	TRADE VENDOR	98.06	(1)
08/25/09	Maxon Precision Motors	TRADE VENDOR	24,712.50
08/25/09	Datamatic CNC Eng. Co. Inc.	TRADE VENDOR	9,700.00
08/25/09	BEEF O BRADY’S	TRAVEL EXPENSE	21.94	(1)
08/25/09	MCMASTER-CARR	TRADE VENDOR	266.86	(1)
08/25/09	MOUSER ELECTRONICS	JOB SUPPLIES	45.05	(1)
08/25/09	WAL-MART	OFFICE SUPPLIES	27.38	(1)
08/25/09	ADP	NET PAYROLL	31,202.60	(2)
08/26/09	MicroMo Electronic, Inc.	TRADE VENDOR	21,400.00
08/26/09	BEEF O BRADY’S	TRAVEL EXPENSE	19.94	(1)
08/26/09	MCMASTER-CARR	TRADE VENDOR	23.80	(1)
08/26/09	MCMASTER-CARR	TRADE VENDOR	200.20	(1)
08/26/09	J&L INDUSTRIAL SUPPLY	JOB SUPPLIES	104.63	(1)
08/26/09	NEWARK US	JOB SUPPLIES	1,464.21	(1)

2

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

August 1, 2009 through August 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

08/26/09	ULINE	SHIPPING SUPPLIES	75.14	(1)
08/26/09	ADP	NET PAYROLL TAXES	15,459.29	(2)
08/27/09	Allegheny Power	UTILITY	21.65
08/27/09	Con-way Multimodal Inc.	TRADE VENDOR	350.00
08/27/09	DHL Global Forwarding	TRADE VENDOR	450.00
08/27/09	United Parcel Service-Philadelphia	TRADE VENDOR	282.94
08/27/09	Wilks Precision Instrument Co.	TRADE VENDOR	10,887.52
08/27/09	Xecunet, LLC	TRADE VENDOR	271.00
08/27/09	Polo Plastics	TRADE VENDOR	11,050.55	(3)
08/27/09	ESTES EXPRESS LINES INC.	TRADE VENDOR	98.06	(1)
08/27/09	FOTRONIC TEST EQUIPMENT	JOB SUPPLIES	210.16	(1)
08/27/09	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	(40.89	)(1)
08/27/09	ADP	NET PAYROLL CHECKS	556.63
08/28/09	GRAPHCOM INC.	JOB SUPPLIES	559.00	(1)
08/28/09	MCMASTER-CARR	TRADE VENDOR	78.10	(1)
08/28/09	ADP	ADP FEES	74.20
08/29/09	ALLIED ELECTRONICS INC.	JOB SUPPLIES	35.66	(1)
08/29/09	BEEF O BRADY’S	TRAVEL EXPENSE	21.73	(1)
08/31/09	Camelbak Products LLC	TRADE VENDOR	4,462.50
08/31/09	Rubbercraft Corp.	TRADE VENDOR	6,800.00
08/31/09	Maxon Precision Motors	TRADE VENDOR	38,959.77
08/31/09	FASTENAL	JOB SUPPLIES	687.37	(1)
08/31/09	SHEETZ	FUEL	47.92	(1)
08/31/09	STAPLES DIRECT	JOB SUPPLIES	74.18	(1)

	TOTAL AUGUST 2009 EXPENSES	Total Expenses per Exhibit 5	506,280.03

		Less credit card charges above	(24,548.77)

		Disbursements per Exhibit F	481,731.26

		Less outstanding checks at 8/31	(68,850.77)
		Plus July checks cleared in August	77,386.48
		Less payments made by TVI Corporation (Case No. 09-15677)	(97,926.57	)(2)

		Disbursements per Exhibit 6	$392,340.40

(1) Intercompany charge made on credit card in the name of TVI Corporation (Case No. 09-15677).

(2) Payroll and vendor payment paid out of bank account of TVI Corporation (Case No. 09-15677).

(3)Prepetition payment to critical vendor.

3

Safety Tech International, Inc.

Case No. 09-15684

Exhibit D - Money Owed

August 31, 2009

Vendor Name	Due Date	Purpose	Amount

Allegheny Power	Current	Utilites	$1,258.30
Bowman Sales & Equipment, Inc.	Current	Trade Vendor	95.40
C & M Corporation	Current	Trade Vendor	(528.60)
Capital Electro-Circuits, Inc.	Current	Trade Vendor	198.56
Cell-Con, Inc.	Current	Trade Vendor	31,883.60
Cintas Corp.	Current	Trade Vendor	246.48
Crushproof Tubing Company	Current	Trade Vendor	1,663.75
DHL Global Forwarding	Current	Trade Vendor	100.00
Digi-Key Corp.	Current	Trade Vendor	601.46
Fastenal	Current	Trade Vendor	687.37
Gage Crib Worldwide, Inc.	Current	Trade Vendor	252.00
Gateway Packaging Corporation	Current	Trade Vendor	2,448.60
Hollingsworth & Vose	Current	Trade Vendor	(660.00)
McMaster-Carr	Current	Trade Vendor	78.10
Nex Image	Current	Trade Vendor	82.15
RBL Industries	Current	Trade Vendor	(11.72)
Staples Credit Plan	Current	Trade Vendor	382.54
TelCove Operations	Current	Trade Vendor	317.04
Tessy Plastics	Current	Trade Vendor	8,265.81
Washington Gas	Current	Utilites	105.58
World Class Packaging	Current	Trade Vendor	1,166.55

Total Amount Due:			$48,632.97

Safety Tech International

Case No. 09-15684

Exhibit E - Accounts Receivables as of 8/31/09

Customer	Current	Over 30	Over 60	Over 90	Over 120	Total Amount Due

Albert Einstein Medical Center	$705.49	$—	$—	$—	$—	$705.49
Aramsco, Inc.	—	—	366.60	—	—	366.60
Avon - ISI	6,300.00	—	—	—	—	6,300.00
Avox Systems	(2,354.00)	—	—	2,360.18	—	6.18
Bullard	62,885.45	1,112.90	—	—	—	63,998.35
DFAS BVDP (SL4701)	—	—	—	696.44	—	696.44
Draeger Safety, Inc.	372.00	—	—	—	—	372.00
Duke University	2,331.04	—	—	—	—	2,331.04
EMS Innovations, Inc.	6,707.13	7,985.40	—	—	—	14,692.53
Fauquier Hospital	5,705.26	—	—	—	—	5,705.26
Federal Resources Supply Company	4,699.11	—	—	—	—	4,699.11
Ferno-Washington, Inc.	2,625.00	401.00	—	—	—	3,026.00
FMS	—	19,844.04	—	—	—	19,844.04
ISI (International Safety Inst.)	14,705.50	8,146.50	—	—	—	22,852.00
Jackson Safety	26,707.19	6,456.96	—	—	—	33,164.15
Lenyirub C por A	615.43	—	—	—	—	615.43
MSA (Mine Safety Appliances Co.)	148,986.50	66,310.75	—	—	—	215,297.25
Nana Pacific, LLC	34,065.82	2,334.25	—	—	—	36,400.07
National Safety Supply, Inc.	84.00	—	—	—	—	84.00
Potomac River Group, LLC	5,035.00	—	—	—	—	5,035.00
Royal Military College	—	269.64	—	—	—	269.64
Seattle Tarp Company	14,061.66	—	—	—	—	14,061.66
South Suburban Hospital	—	—	—	—	250.73	250.73
Sperian Respiratory Protection	—	—	—	—	189.00	189.00
SRT Supply, Inc.	—	498.50	—	—	—	498.50
TQM Inc. / DBA Two Rivers Media	—	12,223.94	—	—	—	12,223.94
TSL Aerospace Technologies Ltd	3,381.10	—	—	—	—	3,381.10
Tyco/Scott Health and Safety	24,069.19	—	—	—	—	24,069.19
Unicorn International	—	618.00	—	—	—	618.00
USP Lewisburg	8,847.79	—	—	—	—	8,847.79
Washington County Hospital	1,680.60	—	—	—	—	1,680.60
WellCrown International Resources	(50.00)	—	—	—	—	(50.00)

Total Amount Due	$372,166.26	$126,201.88	$366.60	$3,056.62	$439.73	$502,231.09

TVI Corporation, et al.

Case No. 09-15677

Exhibit F - Projections (1)

August 1, 2009 through August 31, 2009

	Projections	Actual	Variance

Cash Receipts	$2,341,200	$1,434,364	$(906,836)

Cash Disbursements:

Compensation and benefits	581,200	520,704	60,496
Facility costs	195,400	138,329	57,071
Other expenses	252,400	166,909	85,491
Vendor payments	673,389	659,513	13,876
Interest expense	247,000	241,953	5,047
Critical vendor payments	230,877	165,179	65,698
Bank fees and expenses	121,000	66,879	54,121
Chapter 11 expenses	282,000	202,320	79,680
Total disbursements	2,583,266	2,161,786	421,479
Net Cash Use (2)	$(242,066)	$(727,422)	$(485,357)

(1)         Projections are shown on a consolidated basis related to the following jointly administered cases:

TVI Corporation (Case No. 09-15677)

     and its 100% wholly-owned subsidiaries:

Safety Tech International, Inc. (Case No. 09-15684)

Signature Special Event Services, Inc. (Case No. 09-15686)

CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results.

As of August 31, 2009 TVI Corporation and its subsidiaries were in compliance with these tests.

(2)         The negative variance of $485,357 is almost exclusively due to a cash receipt in August which was delayed in the mail.  A wire transfer for $412,415 was subsequently received on September 10, 2009, and would have put the consolidated debtors’ operating results close to its projections for the current month.  The cash receipt will be reported in September.